Eaton Vance Atlanta Capital SMID-Cap Fund
Supplement to
Summary Prospectus dated February 1, 2015

The following replaces the second paragraph under “Eaton Vance Atlanta Capital SMID-Cap Fund”:

On January 15, 2013, the Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on January 15, 2013.  Sales of Fund shares may be further restricted or reopened in the future.

December 7, 2015	20418 12.7.15